UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 26, 2024

Ramaco Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 West Main Street, Suite 1900

Lexington, Kentucky 40507

(Address of principal executive offices, including zip code)

-

(859) 244-7455

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Class A Common Stock, $0.01 par value	METC	NASDAQ Global Select Market
Class B Common Stock, $0.01 par value	METCB	NASDAQ Global Select Market
9.00% Senior Notes due 2026	METCL	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 26, 2024, Ramaco Resources, Inc. (the “Company”) held its Annual Meeting of Shareholders (the "Annual Meeting"). As of April 29, 2024, the record date for the Annual Meeting (the “Record Date”), there was a total of 53,089,357 shares of Company common stock (consisting of 44,263,429 shares of Class A common stock and 8,825,928 shares of Class B common stock) issued and outstanding and entitled to vote on the three proposals presented at the Annual Meeting. Stockholders holding 40,052,907 shares of Company common stock, representing approximately 75.44% of the shares of common stock outstanding on Record Date, were present in person or represented by proxy, which constituted a quorum. The proposals are described in greater detail in the Definitive Proxy Statement of the Company filed with the Securities and Exchange Commission on April 29, 2024, the relevant portions of which are incorporated herein by reference.

Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting.

1)	Stockholders were asked to vote upon the election of directors. The final vote totals are below.

Name	Votes For	Votes Withheld	Broker Non-Votes
Peter Leidel	35,746,062	4,306,845	0
C. Lynch Christian, III	28,623,570	11,429,337	0
Aurelia Skipwith Giacometto	38,708,226	1,344,681	0

Each director nominee was elected.

2)	Stockholders were asked to vote to approve, on an advisory basis, the compensation paid by the Company to its named executive officers. The final vote totals are below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,321,074	646,272	1,085,561	0

The proposal was approved.

3)	Stockholders were asked to vote upon, on an advisory basis, a shareholder proposal regarding simple majority voting. The final vote totals are below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,957,027	24,150,151	945,729	0

The proposal was not approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMACO RESOURCES, INC.

Date: June 28, 2024	By:	/s/ Randall W. Atkins
Randall W. Atkins
Chairman, Chief Executive Officer